UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4441

T. Rowe Price GNMA Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2008

Item 1: Report to Shareholders

GNMA Fund	May 31, 2008

The views and opinions in this report were current as of May 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

The turmoil in late 2007 and early 2008 may go down as one of the most remarkable and volatile periods in the history of the fixed-income markets, but very high-quality bonds such as GNMAs remained relatively unscathed. While nervous investors shunned a wide variety of corporate and asset-backed debt, they remained comfortable holding securities with federal government backing. GNMAs and other bonds faced a new set of challenges as the period ended, however, as interest rates rose due to inflation fears. As a result, the fund enjoyed a modest gain that was consistent with its objectives.

HIGHLIGHTS

• GNMA bonds recorded moderate gains in the past six months and good gains over the full fiscal year despite almost unprecedented turmoil in the credit markets.

• The fund fared modestly worse than its peers due to its holdings of securities designed to offset volatility in the GNMA market.

• The fund is seeking to add modest positions in high-quality securitized issues that have been bid lower.

• Investors are likely to remain nervous about the economy throughout much of 2008, meaning the marketplace should still reward safety and liquidity.

ECONOMY AND INTEREST RATES

The U.S. economy slowed substantially since last autumn. The job situation worsened considerably, as payrolls declined in the first five months of 2008, and the unemployment rate increased to 5.5%. What some viewed as the worst housing crisis since the Great Depression showed few signs of ending, with new home construction continuing to decline and housing prices falling at the fastest levels on record. Turmoil in housing spilled over into the credit markets, resulting in steep losses for Wall Street firms, as they discovered that many mortgage-backed securities in their portfolios were worth considerably less than originally estimated. Consumer sentiment gauges fell to their lowest levels in years, and consumer spending appeared to be falling victim to cautious attitudes and tightened family budgets.

Economic troubles boosted Treasury bonds and very high-credit, short-term issues, but other sectors of the bond market reacted in a very different fashion to the economic troubles—and particularly to Wall Street’s growing liquidity crisis. The difference in yields between riskier assets and Treasuries—known as credit or yield spreads—widened considerably in the period. The markets for some types of credit instruments stopped functioning, as traders became unwilling to take assets onto their books. In other cases, large institutional investors sold securities at significant discounts in order to meet lending obligations.

Over the past six months, the Federal Reserve took a number of steps to address the “credit crunch” and the significant economic slowdown. Most prominently, the Fed reduced short-term interest rates five times, bringing the federal funds rate to 2.00% from 4.50% at the beginning of November. When adjusted for inflation, the Fed’s target interest rate is now at or below zero. Aside from lowering short-term borrowing costs, the rate cuts have helped ease concerns over the millions of adjustable rate mortgages that might otherwise reset to much higher rates, adding another burden to the frail housing market.

In addition to lowering interest rates, the Fed took several extraordinary steps to restore confidence and stabilize the credit markets. It coordinated action with other central banks to address liquidity concerns in the money markets. It also introduced new forms of lending to financial institutions or changed the terms of existing programs to increase liquidity in the marketplace.

By late March, the Fed’s intervention appeared to have brought some stability to Wall Street. Deepening inflation concerns now began to weigh on bond prices, however. In particular, investors worried about the continued march of oil prices to record highs and signs that high food and energy prices were causing consumers to expect higher inflation in coming months. On several occasions over the preceding months, Fed officials had cited “well-anchored” inflation expectations as providing the central bank leeway in cutting interest rates, even as short-term inflation risks remained elevated due to the weakening dollar and related rises in energy and commodity prices. Investors began to bid bond prices lower on the theory that a slipping anchor would cause the Fed to increase rates later this year, even if the economy remains troubled.

PERFORMANCE AND STRATEGY REVIEW

The GNMA Fund returned 1.34% for the six-month period and 6.61% for the 12-month period ended May 31, 2008. As shown in the table, the portfolio lagged its peer group of funds as represented by the Lipper GNMA Funds Average as well as the Lehman Brothers index. Nevertheless, the fund’s longer-term performance comparisons remain favorable. (Based on cumulative total return, Lipper ranked the GNMA Fund 34 out of 61, 24 out of 57, 25 out of 57, and 12 out of 36 funds for the 1-, 3-, 5-, and 10-year periods ended May 31, 2008, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

The GNMA securities that form the core of our portfolio emerged from the past six months relatively unscathed from a credit perspective thanks to the “full faith and credit” backing they enjoy from the federal government. Nevertheless, all mortgage-backed bonds experienced unprecedented price fluctuations and reached record-wide yield spreads over Treasuries during March. Other high-quality issues that form a lesser, but meaningful, part of the fund experienced price deterioration even more intense than the GNMA market did. In past letters, we have explained that we are attracted to securities backed by commercial mortgages and other consumer assets because they help diversify the portfolio and can balance out some of the price swings in GNMAs.

We are happy to report that beginning in March, we have seen liquidity begin to return to the market, and since then securitized issues have performed well in relation to equal-duration Treasuries. Nonetheless, our allocation to non-GNMA securities weighed on our relative performance in the period. In particular, a large overweight to AAA rated commercial mortgage-backed securities (CMBS), which experienced their worst performance ever during this time period, dealt a large blow to our returns. We believe that this was a liquidity-driven issue, however, and did not reflect any problems in the underlying credits. We continue to believe the AAA CMBS sector has good fundamental value, and we are currently maintaining our overweight. Since the sector has surged recently, we have opportunistically exchanged some of our CMBS positions for other high-quality investments that we think have greater upside potential.

Other factors affected our relative results as well. We benefited from our yield curve exposure. Our selection of securities less exposed to borrower prepayment also boosted returns by providing some protection from the higher volatility that occurred during the year.

Investors are continuing to watch for signs from Washington of any potential legislative actions that would affect the mortgage market. Congress has increased the maximum amount of loans that Fannie Mae and Freddie Mac can hold on their books, and the government has increased the limits for conforming loans in high-cost markets. As of this writing, legislation has also passed the House of Representatives that would allow the Federal Housing Administration to back formerly subprime loans, provided lenders renegotiate the loan’s terms and principal. While the administration opposes the measure, many investors believe that a watered-down version of the legislation is likely to pass before the elections. Our view is that the bill will be negotiated down to something that will provide some marginal relief, and additional government involvement in the subprime crisis is likely going into 2009.

While reconfiguring subprime loans and bringing them into the traditional mortgage market would result in a great deal more supply of the securities—and thus, in theory, induce a rise in yields on GNMAs and other mortgages—the prospect of this occurring has had a modest impact on our market so far. Indeed, GNMA supply has increased substantially in recent months, but this has not prevented GNMA and agency mortgage-backed securities from doing quite well over this period—a reflection, at least in part, of the fact that these issues offer investors yield and liquidity with little or no credit risk.

OUTLOOK

The factors that have guided the markets over the past six months seem likely to persist for much of 2008, if in less extreme form. In particular, investors are likely to remain nervous about both the weak economy—which will keep them interested in high-quality fixed-income securities—and inflation. Our focus in the fund will remain on security and credit quality, and we will continue to rely on the careful research of credit analysts to find the best attributes of risk and reward for our shareholders.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Andrew McCormick
President of the fund and chairman of the Investment Advisory Committee

June 16, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

PORTFOLIO MANAGEMENT CHANGE

Effective April 1, 2008, Andrew McCormick replaced Connice Bavely and took over responsibility for managing the GNMA Fund and developing and executing its investment program. Before joining T. Rowe Price at the end of March 2008, Mr. McCormick was chief investment officer for Impac Mortgage Holdings. Mr. McCormick also spent a year at Avenue Capital, a New York-based hedge fund, and 11 years as a senior executive in portfolio management at Fannie Mae. Mr. McCormick started his career as a bond trader at Morgan Stanley and CS First Boston.

RISK OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Call protection: Any of a number of provisions that prohibit a bond’s early redemption for a given period.

Collateralized mortgage obligation (CMO): Collateralized mortgage obligations are investment-grade bonds that are backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk. Those classes with less risk generally yield less than other mortgage-backed securities.

Current coupon GNMA: An index that tracks a theoretical 30-year GNMA mortgage that is priced at par. It is computed by interpolating from the two 30-year GNMAs whose prices bracket par.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point rise in rates, and vice versa.

Extension risk: As interest rates rise, the likelihood of prepayment decreases, and the average life and duration of mortgage securities lengthens. Investors are unable to capitalize on higher interest rates because their investment is locked in at a lower rate for a longer period of time.

Lehman Brothers U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights For a share outstanding throughout each period

	Year Ended 5/31/08‡	5/31/07‡	5/31/06‡	5/31/05‡	5/31/04
NET ASSET VALUE					
Beginning of period	$ 9.29	$ 9.21	$ 9.63	$ 9.54	$ 9.89
Investment activities					
Net investment income	0.45	0.44	0.39	0.37	0.30
Net realized and unrealized gain (loss)	0.15	0.11	(0.36)	0.16	(0.26)
Total from investment activities	0.60	0.55	0.03	0.53	0.04
Distributions					
Net investment income	(0.46)	(0.47)	(0.45)	(0.44)	(0.39)
NET ASSET VALUE					
End of period	**$ 9.43**	**$ 9.29**	**$ 9.21**	**$ 9.63**	**$ 9.54**

Ratios/Supplemental Data					
Total return^	**6.61%**	**6.03%**	**0.32%**	**5.66%**	**0.45%**
Ratio of total expenses to average net assets	0.63%	0.65%	0.66%	0.67%	0.69%
Ratio of net investment income to average net assets	4.76%	4.72%	4.14%	3.90%	3.23%
Portfolio turnover rate¤	89.6%	80.7%	135.1%	167.0%	302.1%
Portfolio turnover rate, excluding mortgage dollar roll transactions	70.8%	68.4%	89.9%	85.2%	146.6%
Net assets, end of period (in millions)	$ 1,414	$ 1,278	$ 1,218	$ 1,418	$ 1,307

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

¤ The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions (see Note 3).

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
ASSET-BACKED SECURITIES 0.8%		
Auto Backed 0.6%		
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class A4A 5.32%, 3/20/10 (1)	7,625	7,732
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class B 5.50%, 4/20/10 (1)	1,120	1,126
		8,858
Other Asset-Backed Securities 0.2%		
Marriott Vacation Club Owner Trust Series 2006-1A, Class A 5.737%, 4/20/28 (1)	1,915	1,858
Marriott Vacation Club Owner Trust Series 2006-2A, Class A 5.362%, 10/20/28 (1)	986	944
		2,802
Total Asset-Backed Securities (Cost $11,661)		11,660
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 6.2%		
Commercial Mortgage Backed Securities 4.9%		
Bear Stears Commercial Mortgage Securities Series 2006-PW12, Class A4, CMO, VR 5.726%, 9/11/38	6,600	6,642
Citigroup/Deutsche Bank Commercial Mortgage Securities Series 2005-CD1, Class A4, CMO, VR 5.225%, 7/15/44	3,050	2,994
Commercial Mortgage Loan Trust Series 2008-LS1, Class A3, CMO, VR 6.02%, 3/10/17	3,475	3,513
Greenwich Capital Commercial Funding Series 2005-GG3, Class A2, CMO 4.305%, 8/10/42	6,350	6,345

Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2, Class 3A1, CMO, VR 4.933%, 3/25/35	1,964	1,881
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR12, Class 1A1, CMO, ARM 6.023%, 9/25/36	4,682	4,292
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR16, Class A1, CMO, ARM 5.665%, 10/25/36	3,922	3,567
		18,509
Total Non-U.S. Government Mortgage-Backed Securities (Cost $87,667)		87,231

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 97.2%

U.S. Government Agency Obligations(2) 7.3%

Federal Home Loan Mortgage, 6.00%, 8/1/36 - 10/1/36	6,966	7,081
Federal Home Loan Mortgage, ARM		
5.059%, 3/1/36	2,152	2,177
5.133%, 1/1/36	5,090	5,170
5.37%, 2/1/37	2,194	2,232
5.993%, 11/1/36	2,195	2,244
6.037%, 10/1/36	2,220	2,285
6.124%, 10/1/36	2,307	2,362
6.215%, 8/1/36	2,659	2,724
Federal National Mortgage Assn.		
5.00%, 10/1/21	4,127	4,108
6.00%, 2/1/36	6,512	6,615
Federal National Mortgage Assn., ARM		
5.428%, 9/1/37	2,435	2,477
5.541%, 7/1/36	4,430	4,513
5.797%, 9/1/37	2,744	2,805

5.98%, 8/1/36	2,694	2,761
5.979%, 9/1/36	1,392	1,423
6.036%, 12/1/36	1,708	1,751
Federal National Mortgage Assn., TBA		
5.50%, 1/1/34	25,000	24,805
6.00%, 1/1/34	24,375	24,718
U.S. Dept. of Veteran Affairs, CMO, VR, 9.595%, 3/15/25	328	353
		102,604
U.S. Government Obligations 89.9%		
Government National Mortgage Assn.		
4.00%, 9/15/18	8,447	8,158
4.50%, 2/15/21 - 1/15/34	9,995	9,553
5.00%, 10/15/17 - 3/20/36	199,409	194,568
5.50%, 10/15/28 - 6/15/37	325,661	326,362
6.00%, 11/15/08 - 4/15/38	241,138	246,334
6.50%, 12/15/14 - 3/15/38	130,011	134,958
7.00%, 3/15/13 - 10/20/36	29,801	31,577
7.50%, 9/15/12 - 9/15/32	9,184	9,817
8.00%, 6/15/16 - 3/15/30	5,341	5,717
8.50%, 8/15/08 - 2/20/23	1,174	1,254
9.00%, 4/15/18 - 9/15/24	669	727
9.25%, 10/15/16 - 12/15/19	126	137
9.50%, 6/15/09 - 12/15/24	333	359
9.75%, 7/15/17 - 2/15/21	112	124
10.00%, 2/15/16 - 3/15/26	1,486	1,637
10.25%, 9/20/16	17	19
10.50%, 2/15/13 - 10/15/21	192	213
11.00%, 2/15/10 - 7/20/20	131	145
11.50%, 8/15/10 - 11/15/19	203	222

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 5/31/08
Investment Income (Loss)	
Income	
Interest	$ 68,605
Dividend	3,473
Total income	72,078
Expenses	
Investment management	6,066
Shareholder servicing	1,917
Prospectus and shareholder reports	78
Custody and accounting	346
Registration	43
Legal and audit	20
Trustees	11
Miscellaneous	10
Total expenses	8,491
Expenses paid indirectly	(14)
Net expenses	8,477
Net investment income	63,601
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	3,578
Futures	623
Net realized gain	4,201
Change in net unrealized gain (loss)	
Securities	17,021
Futures	119
Change in net unrealized gain	17,140
Net realized and unrealized gain	21,341
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 84,942**

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price GNMA Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on November 26, 1985. The fund seeks high current income consistent with high overall credit quality and moderate price fluctuation by investing at least 80% of its total assets in GNMA securities backed by the full faith and credit of the U.S. government.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements Effective November 30, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosure of fair value measurements in the financial statements. It is effective for the fund’s fiscal year beginning June 1, 2008. Management expects adoption of FAS 157 will have no material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Futures Contracts During the year ended May 31, 2008, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

TBA Purchase Commitments During the year ended May 31, 2008, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Dollar Rolls During the year ended May 31, 2008, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $59,536,000 and $51,129,000, respectively, for the year ended May 31, 2008. Purchases and sales of U.S. government securities aggregated $1,296,891,000 and $1,141,280,000, respectively, for the year ended May 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications between income and gain relate primarily to the character of pay-down gains and losses on asset-backed securities. For the year ended May 31, 2008, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended May 31, 2008, and May 31, 2007, totaled $65,579,000 and $62,511,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2008, unused capital loss carryforwards expire as follows: $8,219,000 in fiscal 2012, $4,682,000 in fiscal 2013, $7,179,000 in fiscal 2014 and $9,033,000 in fiscal 2015 and $306,000 in fiscal 2016.

Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2008, expenses incurred pursuant to these service agreements were $162,000 for Price Associates, $563,000 for T. Rowe Price Services, Inc., and $114,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended May 31, 2008, the fund was allocated $1,000,000 of Spectrum Funds’ expenses, of which $758,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2008, approximately 49% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price GNMA Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price GNMA Fund (the “Fund”) at May 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2008, by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 11, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $242,000 from short-term capital gains.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Trustees (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
1985	present); Director, Mercantile Bankshares (2002 to 2007); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a cus-
2001	tom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chair-
(1938)	man, Canyon Resources Corp. (8/07 to 3/08); Director, Golden Star
2001	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present); Director, B.C. Corporation (3/08 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Director, Norfolk Southern (2/08 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Managing Director and President, Global Private Client
Services, Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04
to 12/05)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
1992	Advisors, L.P. (10/92 to present)

*Each independent trustee oversees 123 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services,
[123]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Vice President,
2004	GNMA Fund
[38]

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Christopher Brown (1977)	Assistant Vice President, T. Rowe Price; formerly
Assistant Vice President, GNMA Fund	Fixed-Income Analyst Trader, Riggs Investment
Advisors, Inc. (to 2005); Investment Analyst,
Cambridge Associates, LLC (to 2004)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, GNMA Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, GNMA Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, GNMA Fund	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price and T. Rowe
Treasurer, GNMA Fund	Price Group, Inc.; formerly Partner,
PricewaterhouseCoopers, LLP (to 2007)

Keir R. Joyce, CFA (1972)	Vice President, T. Rowe Price
Vice President, GNMA Fund

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, GNMA Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, GNMA Fund	T. Rowe Price Investment Services, Inc.

Andrew McCormick (1960)	Vice President, T. Rowe Price and T. Rowe Price
President, GNMA Fund	Group, Inc.; formerly Chief Investment Officer,
IMPAC Mortgage Holdings (to 2006); Senior
Portfolio Manager, Avenue Capital Group, and
Senior Vice President, Portfolio Transactions,
Federal National Mortgage Association (to 2005)

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President, GNMA Fund	Investment Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price, T. Rowe
Price Global Asset Management Limited, T. Rowe
Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, GNMA Fund

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, GNMA Fund	Group, Inc., and T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,529,000 and $1,201,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price GNMA Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 22, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 22, 2008